                                                                    EXHIBIT 99.1


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Ace Cash Express, Inc. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Donald H. Neustadt, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                      /s/ DONALD H. NEUSTADT
Date: September 27, 2002             -------------------------------------------
                                     Donald H. Neustadt, Chief Executive Officer

                                                                    EXHIBIT 99.2



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report on Form 10-K of Ace Cash Express, Inc. (the "Company") for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Joe W. Conner, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.







                                           /s/ JOE W. CONNER
Date: September 27, 2002                  --------------------------------------
                                          Joe W. Conner, Senior Vice President
                                          and Chief Financial Officer